Exhibit 99.1

 Sensient Technologies Corporation

 Forward Looking Statements  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws. Such forward- looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the Company’s ability to manage economic and capital market conditions and the impact of recessions and economic downturns; the impact of macroeconomic and geopolitical volatility, including inflation and shortages impacting the availability and cost of raw materials, energy, and other supplies; the availability and cost of labor, logistics, and transportation; the impact and uncertainty created by the COVID-19 pandemic and efforts to manage it on the global economy, including, but not limited to, its effects on our employees, facilities, customers, and suppliers, governmental regulations and restrictions, and general economic conditions; the uncertain impacts of the ongoing conflict between Russia and Ukraine on our supply chain, input costs, including energy and transportation, and on general economic conditions; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and operational improvement plan; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.  2  The content of this document remains the intellectual property of Sensient (2023). All rights reserved.

 Non-GAAP Financial Measures  Within this document, the Company reports certain non-GAAP financial measures, including: (1) revenue, operating income, and diluted earnings per share on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars, divestiture & other related costs and income, the results of the divested product lines, and restructuring and other costs, which include operational improvement plan costs and income), (2) adjusted local currency results by segment (which exclude divestiture & other related costs and income, operational improvement plan costs and income, and the results of the divested operations), (3) percentage changes in revenue, operating income, diluted earnings per share, and EBITDA on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars, divestiture & other related costs and income, the results of the divested product lines, and restructuring and other costs, which include operational improvement plan costs and income), and (4) adjusted EBITDA (which excludes depreciation and amortization expense, non- cash share based compensation expense, the results of the divested product lines, divestiture & other related costs, and operational improvement plan costs and income). The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this presentation and the Company’s SEC filings.  Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends. The Company believes this information can be beneficial to investors for these same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Refer to “Non-GAAP Financial Measures” at the end of this presentation for reconciliations and additional information.  3

 Sensient Tech  nologies: Lev  el 1 Company Confidential  Sensient Overview

 Leading global manufacturer and marketer of colors, flavors, and other specialty ingredients  Using advanced technologies and robust global supply chain capabilities to develop specialized solutions  Flavors & Extracts  2022 Revenue: $738M  Flavors Extracts  Taste Technologies Natural Ingredients  BioNutrients  Essential Oils  Colors  2022 Revenue: $604M  Food & Beverage Pharmaceutical Cosmetics Industrial  Asia Pacific  2022 Revenue: $144M  Flavors & Colors for food and beverage  2022 Global Revenues include intercompany sales which are eliminated on a consolidated basis.  5

 Global Footprint - A Global Strategic Advantage  6  Colors Sites  Flavors Sites APAC Sites  Global Headquarters  Milwaukee, WI, USA

 2022 Financial Results  Color Group +15.0% +15.1%  Flavors & Extracts Group +5.8% +10.3%  Asia Pacific Group +14.4% +22.5%  Consolidated +9.7% +12.5%  Local Currency Adjusted EBITDA* +12.8%  Local Currency Adjusted Diluted EPS* +9.9%  Local Currency Adjusted Revenue*  Local Currency Adjusted Operating Income*  *Local-currency (LC) adjusted revenue, adjusted operating income, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.  7

 2023 Q2 YTD Financial Results  Local Currency Revenue*  Local Currency Operating Income*  Color Group +5.7%  (0.7%)  Flavors & Extracts Group (1.4%)  (19.3%)  Asia Pacific Group +6.9%  +9.7%  Consolidated +2.6%  (4.4%)  Local Currency Adjusted EBITDA*  (4.4%)  Local Currency Diluted EPS*  (10.0%)  *Local-currency (LC) revenue, operating income, diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.  8

 2023 Industry Trends  New Wins & Product Launches  Expect volume declines related to destocking to continue to moderate as the year progresses  Energy, growing costs, and certain commodity costs remain elevated; however, the supply chain has become less volatile  Adjustments to cover inflation-driven costs have been significant across the value chain; however, moving forward price adjustments are expected to be more targeted as inflationary increases lessen  New win rate remains strong and there  is positive momentum  in product launch activity  Inflation  Pricing  Destocking  9

 Macro Trends to Watch  4  Pet Category Surge  Consumers are trying new products more often.  Elevated visual and taste experiences dominate their preferences while shopping and consuming the product.  The rate of new product launches suffered recently; however, long term consumer trends suggest rise in new launches by both consumer and store brand.  Natural and organic products are top decision- making criteria. Clean label message is resonating and continues to get attention.  Pet ownership is rising, and consumers continue to spend on their pets. Category humanization is leading to a push for specialization of products to meet the demands of the pets and their owners.  The importance of physical and mental health is on the rise. Consumers are seeking products with functional benefits and eliminating  unhealthy ingredients such as Salt and Sugar from their diets.  2  Speed to Market  5  Health & Wellness  3  Clean Label  1  Approachable Indulgence  10

 Sensient Tech  nologies: Lev  el 1 Company Confidential  Sensient Color Group

 Color Group End Market Segments Overview  Makeup  Skin Care  Fragrance  Personal Care  Hair  Beverage  Dairy  Bakery  Grocery Confection Pet  Personal Care 2022 Revenue $165M  OTC  Nutraceutical  Rx  Color Group Segment 2022 Revenue $604M  Food & Pharmaceutical 2022 Revenue $439M  12  2022 Revenues include intercompany sales which are eliminated on a consolidated basis.

 Sensient Tech  nologies: Lev  el 1 Company Confidential  Sensient Food Colors

 Sensient Food Colors  The leading global food color house  Customer base is across all major food market segments  14

 Food Colors Strategic Pillars  Sensient enables food and beverage manufacturers to benefit from the full potential of food color.  We know how to refine the best color ingredients nature has to offer, make them perform well in food  and beverages, and delight our customers with exceptional service.  Advanced Natural Color Innovation  Customer- Centric Application Support  Service  Excellence  Leading Food Safety Program  Key Market and Color Insights  14

 Sensient Food Colors – Expertise Across the Value Chain  APPLICATION EXPERTISE  14

 Sensient Food Colors Natural Color Journey  We are growing capabilities and capacity through a combination of R&D investments,  acquisitions, capital investments, and agronomy development.  Early 2010’s  Expansion  Natural Color Expansion Phase 1 – Globally  2023  Expansion  Natural Color Expansion Phase 2 – Globally  Germany  14

 Sensient Food Colors Innovation Platforms  Natural  Blue  Marine  Blue  Coloring Food  Dispersions  ‚Ultra Clean‘  Coloring Foods  14

 Sensient Tech  nologies: Lev  el 1 Company Confidential  Market Trends & Dynamics

 Market Size Expected to Continue to Grow  20  Natural color market is expected to grow  at a mid-single digit rate  Natural color requires higher usage rate versus synthetic  Natural color adoption outside of Europe  will continue to drive market growth  Consumer and regulatory trends  contribute to ongoing market expansion  $1,623  $587  $263  $222  Natural/CF  Synthetic  Nature Identical  TiO2  $0  $500  $1,000  $1,500  $2,000  2022  Millions of US Dollars  Source: Sensient internal estimates

 Consumer Demand For ‘Less Artificial’ is Evergreen Trend  22

 80% of New Product Launches Use Natural Colors  % of Food & Drink Product Launches Using Natural Color in 2022  % Increase from 2014 to 2022  22

 TiO2 is under scrutiny globally  Consumer interest in better plant-based proteins remains  Pet humanization driving conversion to natural colors  Transition to natural colors is global  Europe is undergoing a transition to coloring foods  Market potential is 2x the size of the current TiO2 market  Products require high color usage to meet expectations  Market for color in pet is expected to more than double next 5 years  Growth in natural color market is expected to grow MSD+ over next decade  Mature natural color market still should grow MSD  Growth Opportunities for Sensient Food & Beverage  23  Source: Market growth rates are based on Sensient internal estimates

 Sensient Tech  nologies: Lev  el 1 Company Confidential  Sensient Personal Care

 Sensient Personal Care Applications  Across all beauty applications  Face Care Body Care  Sun Care  Make-up  Hair Colour  Hair Care  Fragrance  25  Oral Care  Personal Care

 CSR program  Run the  Innovation  Digitalization  Regulatory  Application  Global  trains on time  support  production  Lead  Driven by natural  Use of digital  Experts are at  capabilities  transparency and  Service  trends and  tools to  the forefront of  Regional  traceability  excellence  regulatory  seamlessly  new global  expertise  Close to  changes  connect with our  regulation  close to  customer’s  customers  changes  customers  production sites  25  Sensient Personal Care Market Strategy  Value Proposition

 Color protection  Solubilizer  Surface  treatment  Biobased pigment  Natural colors  Many fragrance and personal care color protectors are blacklisted by our customers  Market potential for color protectors is expected to expand  Customers are starting  to ban PEG polymer  Products require higher usage  to meet expectations  Sustainable and traceable & easy dispersibility in water/oil  Market for ingredients with traceability is expected to continue to grow  Anticipate transition to natural colors in lipstick  Growth in natural color market over next decade  Combine our 3 areas of expertise; Natural colors, solubilizers, and color protection  First ready to use stable natural dye  Growth Opportunities for Sensient Personal Care  25

 Sensient Tech  nologies: Lev  el 1 Company Confidential  Sensient  Flavors & Extracts Group

 It’s a matter of TASTE  29  We partner with our customers to create delicious and visually appealing food and beverages with our team of experts and portfolio of solutions  How Sensient Wins – Our Value Proposition  Industry leading customer service KPIs, from samples and document turnaround, to OTIF and commercialization  Fully formulate product, improving customer speed to market  Product performance with great-tasting flavors, flavor ingredients, extracts and technologies  Best in class marketing collaboration

Sensient Flavors & Extracts Group

We are a supplier of **flavors, extracts, flavor ingredients, and technologies** that meets the **highest quality and service** our customers demand. We are an **agile** organization and offer **scalable** capabilities in food & beverage categories.



Sweet

- Flavors & Extracts
- Inclusions
- Sauces/Variegates
- Functional Ingredients
- Taste Technologies



Beverage

- Flavors & Extracts
- Functional Ingredients
- Taste Technologies



Savory

- Flavors & Extracts
- Taste defining Hydrolyzed Vegetable Protein's (HVP)
- Yeast Extracts (YE)
- Functional Ingredients
- Taste Technologies



Natural Ingredient

- Onion
- Garlic
- Parsley
- Chilies Varietals
- Organic Versions
- Taste Technologies (Roasted & Toasted)



BioNutrient

- Tailored nutritional blends for Human, Animal & Plant health

30

 Capital Investment Strategy  31  2014-2019  Phase I and Phase II  2020  2021  2022  2023  Restructuring Phases I & II: Consolidated and upgraded flavor production & technical sites  Created US & Singapore Innovation Hubs  Savory Flavors Capacity Expansion  Divested Fruit Prep Business  Acquisitions  Flavor  Solutions Inc.  New Mexico Chile Products  US Sweet Flavors & Inclusion Expansion  Asia Pac Flavor Production Expansion  European Flavor & Compounding Automation  European Specialty Inclusion Line  Divested Aroma  Chemical  Business  Investment in  Automation  Expansion of US Research Center

We Support Customers from Conception to Launch

Innovation Hub



Multiple iterations in just days to increase customer speed to market

- Rapid bench formulation for F&B categories
- Preliminary nutrition & ingredient statements
- Consumer Insight and Trends led ideations.

Getting Aroma, Sight, and Taste Right!

- Better taste and visual appeal
- Project work designed around end use product
- Complete end to end product development, from consumer insights to final prototype



Collaboration

R&D Lab



Extensive cumulative technical expertise in the Food industry

- Support with flavor matches, ingredient substitution, preference, masking
- Experts in complete color and flavor systems
- Deep knowledge of end-use markets

Experienced team lead by IFT Certified Foods Scientist

- Internal and external paneling capabilities
- Fully equipped sensory laboratory
- Multiple advanced methodologies



Sensory

Scale Up



Onsite Equipment

- Reactors
- Spray Dryer
- Retort
- Lab and pilot scale equipment
- Fully equipped commercial kitchen

32

Sensient Flavors & Extracts Technology Platforms  33  BOOSTING  Mask Undesirable Notes  Add Characteristic  Notes  Boost Product Performance  TECHNOLOGY SOLUTIONS  ADDING  Taste defining technologies and ingredients bring something new to enhance product performance.  MASKING  Technologies to help mask off notes that impact product performance.  Help restore key aspects of product enjoyment, or enhance missing taste elements such as mouthfeel, juiciness, umami, sweetness, and salt.

 End Market Segment and Growth Areas  34  Beverages  One of the most dynamic flavor forward categories with low barrier to entry and diverse products  Ice Cream & Novelties Globally, one of the largest segments with consistent growth and high product churn  Bakery  Category driven by routines and habits is looking for innovation and taste differentiation  Plant-Based  This product segment is the future and its success will depend on solving taste and texture likeability challenges  Sauces, Dips & Dressings These products are a preferred way to bring taste variety to a meal at home or at a QSR  Soups  A staple comfort food with a vast variety of taste options driven by texture and ingredient choices  Meat  Maintaining juiciness and moisture continuously presents a challenge  Salt & Sugar Reduction Wellness trend is driving change across entire F&B, presenting taste challenges in many of the products

 Sensient Tech  nologies: Lev  el 1 Company Confidential  Appendix*  *Amounts in thousands, except percentages and per share amounts

 Non-GAAP Financial Measures  Year Ended December 31,  Adjusted Adjusted   2022 Adjustments* 2022 2021 Adjustments* 2021   Revenue  Flavors & Extracts  $ 738,003  $ -  $ 738,003  $ 739,427  $ (27,837)  $ 711,590  Color  604,017  -  604,017  545,270  (2,080)  543,190  Asia Pacific  143,581  -  143,581  135,348  (295)  135,053  Intersegment elimination   (48,562)   -    (48,562)   (39,781)   150    (39,631)  Consolidated   $1,437,039    $ -    $ 1,437,039    $1,380,264    $ (30,062)   $ 1,350,202   Operating Income  Flavors & Extracts  $ 105,424  $ -  $ 105,424  $ 98,660  $ (2,368)  $ 96,292  Color  114,619  -  114,619  103,575  575  104,150  Asia Pacific  29,492  -  29,492  26,330  (87)  26,243  Corporate & Other   (52,784)   (2,532)   (55,316)   (58,537)   12,243    (46,294)  Consolidated   $ 196,751    $ (2,532)   $ 194,219    $ 170,028    $ 10,363    $ 180,391   * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, adjustments consist of the results of the divested product lines, divestiture & other related costs and income, and 2021 operational improvement plan costs and income.  40

 Non-GAAP Financial Measures  40  Diluted earnings per share (GAAP)  Divestiture & other related (income) costs, net of tax  Results of operations of the divested product lines, net of tax Operational improvement plan income, net of tax  Adjusted diluted earnings per share  $  3.34 $  (0.04)  -  2.81 18.9%  0.38  (0.03)   - (0.03)    $ 3.29 $ 3.13 5.1%    Year Ended December 31,    2022 2021 % Change   Operating income (GAAP)  Depreciation and amortization  Depreciation and amortization, divested product lines Share-based compensation expense  Divestiture & other related (income) costs, before tax  Results of operations of the divested product lines, before tax Operational improvement plan income, before tax  Adjusted EBITDA  $ 196,751  52,467  -  16,138  (2,532)  -  $ 170,028 15.7%  52,051  (146)  9,573  14,138  (1,880)   - (1,895)    $ 262,824 $ 241,869 8.7%    Year Ended December 31,    2022 2021 % Change

 Non-GAAP Financial Measures  40  Revenue   Total   Foreign  Exchange   Rates   Adjustments*  Adjusted  Local   Currency   Flavors & Extracts  (0.2%)  (2.2%)  (3.8%)  5.8%  Color  10.8%  (3.8%)  (0.4%)  15.0%  Asia Pacific  6.1%  (8.0%)  (0.3%)  14.4%  Total Revenue  4.1%  (3.4%)  (2.2%)  9.7%  Operating Income  Flavors & Extracts  6.9%  (0.9%)  (2.5%)  10.3%  Color  10.7%  (5.1%)  0.7%  15.1%  Asia Pacific  12.0%  (10.1%)  (0.4%)  22.5%  Corporate & Other  (9.8%)  0.0%  (29.4%)  19.6%  Total Operating Income  15.7%  (5.2%)  8.4%  12.5%  Diluted Earnings Per Share  18.9%  (5.3%)  14.3%  9.9%  Adjusted EBITDA  8.7%  (4.1%)  N/A  12.8%   Year Ended December 31, 2022   * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, Diluted Earnings per Share, and Adjusted EBITDA, adjustments consist of the results of the divested product lines, divestiture & other related costs and income, and 2021 operational improvement plan costs and income.

 Non-GAAP Financial Measures  40   2023    2022    % Change   Operating income (GAAP)  $ 102,429  $ 108,033  (5.2%)  Depreciation and amortization  28,590  26,180  Share-based compensation expense   4,766    8,691      Adjusted EBITDA   $ 135,785    $ 142,904    (5.0%)    Six Months Ended June 30,

 Non-GAAP Financial Measures  40  Revenue   Total   Exchange   Rates   Local   Currency   Flavors & Extracts  (1.3%)  0.1%  (1.4%)  Color  5.6%  (0.1%)  5.7%  Asia Pacific  3.1%  (3.8%)  6.9%  Total Revenue  2.2%  (0.4%)  2.6%  Operating Income  Flavors & Extracts  (19.0%)  0.3%  (19.3%)  Color  (1.2%)  (0.5%)  (0.7%)  Asia Pacific  5.6%  (4.1%)  9.7%  Corporate & Other  (19.0%)  0.0%  (19.0%)  Total Operating Income  (5.2%)  (0.8%)  (4.4%)  Diluted Earnings Per Share  (11.1%)  (1.1%)  (10.0%)  Adjusted EBITDA  (5.0%)  (0.6%)  (4.4%)   Six Months Ended June 30, 2023 Foreign